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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2000
                                                   ----------------

                                 GrandBanc, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                     0-16187               52-1332050
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(State or other jurisdiction      (Commission file         (IRS Employer
of incorporation)                      number)         Identification Number)


1800 Rockville Pike, Rockville, Maryland     20852
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(Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (301) 770-1300
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Item 5. Other Events.
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     On October 11, 2000, GrandBanc, Inc. and Century Bancshares, Inc. entered into an Agreement and Plan of Merger. The Agreement sets forth the terms of a strategic business combination in which each outstanding share of GrandBanc, Inc. common stock, par value $0.10 per share, would be exchanged for 0.3318 shares of Century Bancshares common stock, par value $1.00 per share. For additional information, see the Press Release included as Exhibit 99.

Item 7. Financial Statements and Exhibits.
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(a)  Exhibit 99 - Press Release dated October 11, 2000.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRANDBANC, INC.



                                         By: /s/ Steven K. Colliatie
                                             -----------------------------------
                                               Steven K. Colliatie,
                                               President and Chief Executive
                                                      Officer

Dated : October 11, 2000